Contingencies	6 Months Ended
Jun. 30, 2022
Text block [abstract]
Contingencies
21. Contingencies
The company has contingencies for which, in the opinion of management and its legal counsel, the risk of loss is possible but not probable and therefore no provisions have been recorded. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties and governmental actions, and as a consequence AB InBev’s management cannot at this stage estimate the likely timing of resolution of these matters. The most significant contingencies are discussed below. Amounts have been converted to US dollar at the closing rate of the respective period.
AMBEV TAX MATTERS
As of 30 June 2022 and 31 December 2021, AB InBev’s material tax proceedings are related to Ambev and its subsidiaries. Estimates of amounts of possible loss are as follows:

Million US dollar	30 June 2022	31 December 2021
Income tax and social contribution	10 650	9 723
Value-added and excise taxes	4 834	4 285
Other taxes	823	663

	16 307	14 671

The most significant tax proceedings of Ambev are discussed below.
INCOME TAX AND SOCIAL CONTRIBUTION
Foreign Earnings
Since 2005, Ambev and certain of its subsidiaries have been receiving assessments from the Brazilian Federal Tax Authorities relating to the profits of its foreign subsidiaries. The cases are being challenged at both the administrative and judicial levels of the courts in Brazil.
The administrative proceedings have resulted in partially favorable decisions, which are still subject to review by the Administrative Court. In the judicial proceedings, Ambev has received favorable injunctions that suspend the enforceability of the tax credit, as well as favorable first level decisions, which remain subject to review by the second-level judicial court.
The updated assessed amount related to this uncertain tax position as of 30 June 2022 is approximately 7.7 billion Brazilian real (
1.5
 billion US dollar) and Ambev has not recorded any provisions in connection therewith as it considers the chance of loss to be possible. For proceedings where it considers the chance of loss to be probable, Ambev has recorded a provision in the total amount of 56 million Brazilian real (11 million US dollar).
Goodwill InBev Holding
In December 2011, Ambev received a tax assessment related to the goodwill amortization resulting from the InBev Holding Brasil S.A. merger with Ambev. At the administrative level, Ambev received partially favorable decisions at both the Lower and Upper Administrative Court. Ambev filed judicial proceedings to discuss the unfavorable portion of the decisions of the Lower and the Upper Administrative Court and requested injunctions to suspend the enforceability of the remaining tax credit, which were granted.
In June 2016, Ambev received a new tax assessment charging the remaining value of the goodwill amortization and filed a defense. Ambev received partially favorable decisions at the first level administrative court and Lower Administrative Court. Ambev filed a Special Appeal which was partially admitted and awaits judgment by the Upper Administrative Court. For the unfavorable portion of the decision which became final at the administrative level, Ambev filed a judicial proceeding requesting an injunction to suspend the enforceability of the remaining tax credit, which was granted.
The updated assessed amount related to this uncertain tax position as of 30 June 2022 is approximately 10.7 billion Brazilian real (
2.0
 billion US dollar) and Ambev has not recorded any provisions for this matter as it considers the chances of loss to be possible. In the event Ambev is required to pay these amounts, AB InBev will reimburse the amount proportional to the benefit received by AB InBev pursuant to the merger protocol as well as the related costs.

Goodwill Beverage Associate Holding (BAH)
In October 2013, Ambev received a tax assessment related to the goodwill amortization resulting from the merger of Beverage Associates Holding Limited (“BAH”) into Ambev. The decision from the first level administrative court was unfavorable to Ambev. Ambev filed an appeal to the Lower Administrative Court against the decision, which was partially granted. Ambev and the tax authorities filed Special Appeals to the Upper Administrative Court, which are awaiting judgment.
In April and August 2018, Ambev received new tax assessments charging the remaining value of the goodwill amortization and filed defenses. In April 2019, the first level administrative court rendered unfavorable decisions to Ambev. As a result thereof, Ambev appealed to the Lower Administrative Court. In November and December 2019, Ambev received partially favorable decisions at the Lower Administrative Court and filed Special Appeals to the Upper Administrative Court. The Special Appeals filed in both tax assessments are awaiting judgment by the Upper Administrative Court.
The updated assessed amount related to this uncertain tax position as of 30 June 2022 is approximately 2.4 billion Brazilian real (0.5 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Goodwill CND Holdings
In November 2017, Ambev received a tax assessment related to the goodwill amortization in calendar years 2012 to 2016 resulting from the merger of CND Holdings into Ambev. The decision from the first level administrative court was unfavorable to Ambev. Ambev filed an appeal to the Lower Administrative Court. In February 2020, the Lower Administrative Court rendered a partially favorable decision. Ambev and the tax authorities filed Special Appeals to the Upper Administrative Court. The Special Appeal filed by Ambev was partially admitted and is awaiting judgment.
The updated assessed amount related to this uncertain tax position as of 30 June 2022 is approximately 1.0 billion Brazilian real (0.2 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chances of loss to be possible.
Disallowance of financial expenses
In 2015, 2016 and 2020, Ambev received tax assessments related to the disallowance of alleged non-deductible
expenses and the deduction of certain losses mainly associated to financial investments and loans. Ambev presented defenses and, in November 2019, received a favorable decision at the first level administrative court regarding the 2016 case, which is subject to mandatory review by the Lower Administrative Court. In June 2021, Ambev received a partially favorable decision for the 2020 case at the first level administrative court and filed an appeal to the Lower Administrative Court. The favorable portion of the decision is also subject to mandatory review by the Lower Administrative Court. In June 2022, Ambev received a partially favorable decision at the first administrative level regarding the 2015 case and filed an appeal to the Lower Administrative Court. The favorable portion of the decision is also subject to mandatory review by the Lower Administrative Court.
The updated assessed amount related to this uncertain tax position as of 30 June 2022 is approximately 5.0 billion Brazilian real (1.0 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Disallowance of tax paid abroad
Since 2014, Ambev has been receiving tax assessments from the Brazilian Federal Tax Authorities, for calendar years as of 2007, related to the disallowance of deductions associated with alleged unproven taxes paid abroad by its subsidiaries and has been filing defenses. The cases are being challenged at both the administrative and judicial levels. In November 2019, the Lower Administrative Court rendered a favorable decision to Ambev in one of the cases (related to the 2010 tax period), which became definitive.
In January 2020, the Lower Administrative Court rendered unfavorable decisions regarding four of these assessments related to the periods of 2015 and 2016. In these cases, Ambev filed Special Appeals to the Upper Administrative Court which are pending judgment. With respect to the cases related to the periods of 2015 and 2016, tax assessments were filed to charge isolated fines due to the lack of monthly prepayments of income tax as a result of allegedly undue deductions of taxes paid abroad. In 2021, Ambev received unfavorable decisions from the first level administrative court in two of these assessments with respect to both the 2015 and 2016 isolated fine cases, and filed appeals in connection therewith, which are pending judgment by the Lower Administrative Court. There is a third tax assessment charging such isolated fine that awaits judgment by the first level administrative court.
The other cases are still awaiting final decisions at both administrative and judicial courts.
The updated assessed amount as of 30 June 2022 is approximately 11.7 billion Brazilian real (2.2 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
The Company has continued to take the same deductions for the calendar years following the assessed periods (the 2018 to 2022 calendar years). Therefore, if Ambev receives similar tax assessments for this period, Ambev management believes the outcome would be the same as those tax years already assessed.
Presumed Profit
In April 2016, Arosuco (a subsidiary of Ambev) received a tax assessment regarding the use of the “presumed profit” method for the calculation of income tax and the social contribution on net profits instead of the “real profit” method. In September 2017, Arosuco received an unfavorable first level administrative decision and filed an appeal. In January 2019, the Lower Administrative Court rendered a favorable decision to Arosuco, which became definitive.
In March 2019, Ambev received a new tax assessment regarding the same subject and filed a defense. In October 2019, Arosuco received an unfavorable first level administrative decision and filed an appeal.
The updated assessed amount related to this uncertain tax position as of 30 June 2022 is approximately 0.6 billion Brazilian real (0.1 billion US dollar). Arosuco has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Deductibility of IOC expenses
In 2013, as approved in a Shareholders Meeting, Ambev implemented a corporate restructuring with the purpose of simplifying its corporate structure and converting into a single class of shares company, among other factors. One of the steps of such restructuring involved a contribution of shares followed by the merger of shares of its controlled entity, Companhia de Bebidas das Américas, into Ambev. As one of the results of such restructuring, the counterpart register of the positive difference between the value of shares issued for the merger and the net equity value of its controlled entity’s share was accounted, as per IFRS 10/CPC 36 and ICPC09, in an equity account of Ambev referred to as carrying value adjustment.
In November 2019, Ambev received a tax assessment from the Brazilian Federal Tax Authorities related to the interest on capital (“IOC”) deduction in 2014. The assessment refers primarily to the accounting and corporate effects of the restructuring carried out by Ambev in 2013 and the impact on the increase in the deductibility of IOC expenses. In August 2020, Ambev received a partially favorable decision at the first level administrative Court and filed an Appeal to the Lower Administrative Court, which awaits judgement. The favorable portion of the decision if subject to mandatory review by the Lower Administrative Court.
In December 2020, Ambev received a new tax assessment related to the deduction of the IOC in 2015 and 2016. The defense against such new tax assessment was filed by Ambev in January 2021. In June 2021, Ambev received a partially favorable decision and filed an appeal to the Lower Administrative Court, which also awaits judgment. Similar to the first tax assessment, the favorable portion of the decision is also subject to mandatory review by the Lower Administrative Court.
The updated assessed amount as of 30 June 2022 is approximately 11.0 billion Brazilian real (2.1 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
The uncertain tax position continued to be adopted by Ambev as it also distributed or accrued IOC in the years following the assessed period (2017-2022) and deducted such amounts from its Corporate Income Taxes taxable basis (2017-2021). Therefore, in a scenario where the IOC deductibility would also be questioned for the period after 2016, on the same basis and arguments as the aforementioned tax assessments, Ambev management estimates that the outcome of such potential further assessments would be consistent to the already assessed periods.
Disallowance on Income Tax deduction
In January 2020, Arosuco, a subsidiary of Ambev, received a tax assessment from the Brazilian Federal Tax Authorities regarding the disallowance of the income tax reduction benefit provided for in Provisional Measure
No. 2199-14/2001,
for calendar years 2015 to 2018, and an administrative defense was filed. In October 2020, the first level administrative Court rendered an unfavorable decision to Arosuco. Arosuco filed an appeal against the aforementioned decision and awaits judgment by the Lower Administrative Court. The updated assessed amount as of 30 June 2022 is approximately 2.2 billion Brazilian real (0.4 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
This uncertain tax position continued to be applied by the Company impacting calendar years following those assessed (2019-2022) in which it benefited from the income tax reduction provided for in Provisional Measure
No. 2199-14/2001.
In a scenario Arosuco is questioned on this matter for future periods, on the same basis and arguments as the aforementioned tax assessment, Arosuco management estimates that the outcome of such potential further assessments would be consistent to the already assessed periods.
ICMS VALUE ADDED TAX, EXCISE TAX (“IPI”) AND TAXES ON NET SALES
Manaus Free Trade Zone – IPI / Social contributions
In Brazil, goods manufactured within the Manaus Free Trade Zone intended for remittance elsewhere in Brazil are exempt and/ or zero-rated
from excise tax (“IPI”) and social contributions (“PIS/COFINS”). With respect to IPI, Ambev’s subsidiaries have been registering IPI presumed tax credits upon the acquisition of exempted goods manufactured therein. Since 2009, Ambev has been receiving a number of tax assessments from the Brazilian Federal Tax Authorities relating to the disallowance of such credits.
Ambev and its subsidiaries have also been receiving charges from the Brazilian Federal Tax Authorities in relation to (i) federal taxes allegedly unduly offset with the disallowed presumed IPI excise tax credits that are under discussion in these proceedings and (ii) PIS/COFINS amounts allegedly due on Arosuco’s remittance to Ambev subsidiaries.
In April 2019, the Federal Supreme Court (“STF”) announced its judgment on Extraordinary Appeal No. 592.891/SP and 596.614/SP, with binding effects, deciding on the rights of taxpayers registering IPI excise tax presumed credits on acquisitions of raw materials and exempted inputs originating from the Manaus Free Trade Zone. As a result of this decision, Ambev reclassified part of the amounts related to the IPI cases as remote losses maintaining as possible losses only issues related to other additional discussions that were not included in the analysis of the STF. The cases are being challenged at both the administrative and judicial levels.
Ambev management estimates the possible loss related to these assessments to be approximately 5.4 billion Brazilian real (1.0 billion US dollar) as of 30 June 2022. Ambev has not recorded any provision in connection therewith.
IPI Suspension
In 2014 and 2015, Ambev received tax assessments from the Brazilian Federal Tax Authorities relating to IPI allegedly due over remittances of manufactured goods to other related factories. The cases are being challenged at both the administrative and judicial levels. In 2020, Ambev received a final partial favorable decision at the administrative level in one of the cases. The cases which are being challenged at the judicial level are still at an initial stage.
Ambev management estimates the possible loss related to these assessments to be approximately 1.7 billion Brazilian real (0.3 billion US dollar) as of 30 June 2022. Ambev has not recorded any provision in connection therewith.
ICMS tax credits
Ambev is currently challenging tax assessments issued by the states of São Paulo, Rio de Janeiro, Minas Gerais, among others, questioning the legality of ICMS tax credits arising from transactions with companies that have tax incentives granted by other states. The cases are being challenged at both the administrative and judicial level of the courts. On August 2020, the STF issued a binding decision (Extraordinary Appeal No. 628.075) ruling that tax credits granted by the states in the context of the ICMS tax war shall be considered unlawful. The decision also recognized that the states should abide by the tax incentives validation process provided for in Complementary Law No. 160/17. This decision became final (and no longer subject to appeal) in December 2021 and it does not change the likelihood of loss in Ambev’s tax assessments.

With respect to the assessments issued by the State of São Paulo, Ambev received unfavourable decisions at the second administrative level in April, May and June 2022. In these cases, Ambev will file appeals to the second administrative level.
Ambev management estimates the possible losses related to these assessments to be approximately 2.0 billion Brazilian real (0.4 billion US dollar) as of 30 June 2022. Ambev has not recorded any provision in connection therewith.
In addition, in 2018 and 2021, Ambev received tax assessments from the States of Rio Grande do Sul and São Paulo charging alleged differences in ICMS due to the disallowance of credits arising from transactions with suppliers located in the Manaus Free Trade Zone. With regard to the assessment issued by the State of Rio Grande do Sul, Ambev received a favourable judgment at the second administrative level in February 2022, which is still subject to appeal by tax authorities.
With respect to the assessments issued by the State of São Paulo, Ambev received unfavourable judgments at the first administrative level in May and June 2022. In these cases, Ambev will file appeals to the second administrative level.
Ambev management estimates the possible losses related to these assessments to be approximately 0.7 billion Brazilian real (0.1 billion US dollar) as of 30 June 2022.
ICMS-ST
Trigger
Over the years, Ambev has received tax assessments to charge supposed ICMS differences considered due when the price of the products sold by Ambev is above the fixed price table basis established by the relevant states, cases in which the state tax authorities understand that the calculation basis should be based on a value-added percentage over the actual prices and not the fixed table price. Ambev is currently challenging those charges before the courts. The cases are being challenged at both the administrative and judicial levels.
Ambev management estimates the total possible loss related to this issue to be approximately 8.9 billion Brazilian real (1.7 billion US dollar) as of 3 June 2022. Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
SOCIAL CONTRIBUTIONS
Since 2015, Ambev has received tax assessments issued by the Brazilian Federal Tax Authorities relating to PIS/COFINS amounts allegedly due over bonus products granted to its customers. The cases are being challenged at both the administrative and judicial levels of the courts. In 2019 and 2020, Ambev received final favorable decisions at the administrative level in some of these cases and favorable decisions in other cases that are still subject to review. At the judicial level, one case is pending decision by the second level judicial court after the first level judicial court rendered an unfavorable decision to Ambev.
Ambev management estimates the possible loss related to these assessments to be approximately 1.8 billion Brazilian real (0.3 billion US dollar) as of 30 June 2022. No related provision has been made.
AB INBEV’S TANZANIA TAX MATTERS
Tanzania Breweries Limited (“TBL”), a subsidiary of AB InBev in Tanzania, received a tax assessment for 850 billion Tanzanian shillings (0.36 billion US dollar) related to income tax on the alleged capital gain derived from the change in underlying ownership of TBL which the Tanzania Revenue Authority claims was more than 50% following the 2016 combination of SAB and AB InBev.
TBL filed an appeal in the Tax Revenue Appeals Board, which has now been set for hearing in October 2022. TBL believes that the assessment is without merit and will vigorously defend against the assessment. No related provision has been made.
AB INBEV’S AUSTRALIAN BUSINESS TAX MATTERS
In 2019, SAB Australia Pty Limited (“SAB Australia”), a subsidiary of AB InBev, received amended tax assessments for 0.4 billion Australian dollar (0.3 billion US dollar) related to the interest deductions of SAB’s acquisition of the Foster’s group (the “Foster’s acquisition”), following an audit of the 2012 to 2014 income tax years. AB InBev disputed the amended assessments, which required a part payment of 47 million US dollar, pending conclusion of the matter. In addition, a provision of 0.1 billion US dollar was recorded in connection therewith.
The Australian tax authorities audited the 2014 to 2020 income tax years. The focus of the audit was on the tax treatment of the ongoing funding arrangements associated with the Foster’s acquisition and AB InBev’s combination with SAB. In June 2022,
AB InBev reached
settlement with the Australian tax authorities, resulting in a payment of 0.1 billion Australian dollar (0.1 billion US dollar) and the
closure of the above-mentioned tax matters.
The Australia disposal was concluded on 1 June 2020 with
pre-transaction
income tax liabilities being subject to an indemnity by AB InBev.
OTHER TAX MATTERS
In February 2015, the European Commission opened an
in-depth
state aid investigation into the Belgian excess profit ruling system. On 11 January 2016, the European Commission adopted a negative decision finding that the Belgian excess profit ruling system constitutes an aid scheme incompatible with the internal market and ordering Belgium to recover the incompatible aid from a number of aid beneficiaries. The Belgian authorities contacted the companies that had benefitted from the system and advised each company of the amount of incompatible aid that is potentially subject to recovery. The European Commission’s decision was appealed to the European Union’s General Court by Belgium on 22 March 2016 and by AB InBev on 12 July 2016. On 14 February 2019, the European General Court concluded that the Belgian excess profit ruling system does not constitute illegal state aid. The European Commission appealed the judgment to the European Court of Justice. The public hearing in the framework of the appeal proceedings took place on 24 September 2020 and AB InBev was heard as an intervening party.
On 3 December 2020, the Advocate General (AG) of the European Court of Justice presented her non-binding
opinion on the appeal procedure related to the 11 January 2016 opening decision, stating that, contrary to the 14 February 2019 judgment of the European General Court, the Belgian excess profit ruling system would fulfil the legal requirements for an “aid scheme”. In the initial European General Court judgment, the court limited itself to finding the Belgian excess profit rulings were not an “aid scheme”, but did not consider whether they constituted State aid. Consequently, the AG advised the European Court of Justice to refer the case back to the European General Court to review whether the Belgian excess profit rulings constitute State aid. On 16 September 2021, the European Court of Justice agreed with the AG and concluded that the excess profit ruling system constitutes an aid scheme and set aside the judgment of the European General Court. The case has been referred back to the European General Court to decide whether the Belgian excess profit ruling system constitutes illegal State aid as well as the other remaining open issues in the appeal.
Following the initial annulment of the European Commission’s decision by the European General Court in 2019, the European Commission opened new state aid investigations into the individual Belgian tax rulings, including the one issued to AB InBev in September 2019, to remedy the concerns that had led to the annulment. These investigations relate to the same rulings that were the subject of the European Commission’s decision issued on 11 January 2016. AB InBev has filed its observations in respect of the opening decisions with the European Commission. On 28 October 2021, the European Commission stayed the new state aid investigations into the individual Belgian tax rulings pending final resolution of the case.
In addition, the Belgian tax authorities have also questioned the validity and the actual application of the excess profit ruling that was issued in favor of AB InBev and have refused the actual tax exemption which it confers. AB InBev has filed a court claim against such decision before the Brussels court of first instance which ruled in favor of AB InBev on 21 June 2019, and again on 9 July 2021 for subsequent years. The Belgian tax authorities appealed both judgments.
In January 2019, AB InBev deposited 68m euro (71m US dollar) on a blocked account. Depending on the final outcome of the European Court procedures on the Belgian excess profit ruling system, as well as the pending Belgian court cases, this amount will either be slightly modified, or released back to the company or paid over to the Belgian State. In connection with the European Court procedures, AB InBev recognized a provision of 68m euro (71m US dollar) in 2020.
WARRANTS
Certain holders of warrants issued by Ambev in 1996 for exercise in 2003 proposed lawsuits to subscribe correspondent shares for an amount lower than Ambev considers as established upon the warrant issuance. In case Ambev loses the totality of these lawsuits, the issuance of 172,831,574 shares would be necessary. Ambev would receive in consideration funds that are materially lower than the current market value. This could result in a dilution of about 1% to all Ambev shareholders. Furthermore, the holders of these warrants are claiming that they should receive the dividends relative to these shares since 2003, approximately 1.1 billion Brazilian real (0.2 billion US dollar) in addition to legal fees. Ambev disputes these claims and intends to continue to vigorously defend these cases. All six lawsuits were ruled favorably to Ambev by the Superior Court of Justice (“STJ”). Three cases were dismissed by the STJ’s Special Court and the plaintiffs’ appeals were denied by the Brazilian Supreme Court (“STF”). The plaintiffs filed an appeal for further review by the STF chamber, which is pending a final decision. The fourth case was ruled favorably to Ambev by the STJ’s Special Court and the judgment became final. The fifth case was remitted to the STJ’s lower court for a new judgment and the sixth case was ruled favorably to Ambev and the decision became final. Considering all of these facts, Ambev and its external counsels strongly believe that the chance of loss in these cases is remote.